BIONDO FOCUS FUND
SCHEDULE OF INVESTMENTS (Unaudited)
March 31, 2024

Shares		Fair Value
	COMMON STOCKS — 94.8%
	E-COMMERCE DISCRETIONARY - 4.9%
15,000	Amazon.com, Inc.(a)	$ 2,705,700

	INTERNET MEDIA & SERVICES - 4.8%
17,500	Alphabet, Inc., Class A(a)	2,641,275

	MEDICAL EQUIPMENT & DEVICES - 28.9%
20,000	Exact Sciences Corporation(a)	1,381,200
3,500	IDEXX Laboratories, Inc.(a)	1,889,755
15,000	Illumina, Inc.(a)	2,059,800
20,000	Intuitive Surgical, Inc.(a)	7,981,800
8,000	Shockwave Medical, Inc.(a)	2,605,040
		15,917,595
	SEMICONDUCTORS - 12.3%
7,500	NVIDIA Corporation	6,776,700

	SOFTWARE - 16.3%
5,000	Adobe, Inc.(a)	2,523,000
9,500	Atlassian Corporation plc, Class A(a)	1,853,545
3,500	ServiceNow, Inc.(a)	2,668,400
25,000	Shopify, Inc., Class A(a)	1,929,250
		8,974,195
	TECHNOLOGY HARDWARE - 7.0%
22,500	Apple, Inc.	3,858,300

	TECHNOLOGY SERVICES - 20.6%
30,000	Block, Inc., Class A(a)	2,537,400
1,250	Fair Isaac Corporation(a)	1,562,013
15,000	Mastercard, Inc., Class A	7,223,550
		11,322,963

	TOTAL COMMON STOCKS (Cost $20,382,378)	52,196,728

BIONDO FOCUS FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
March 31, 2024

Shares		Fair Value
	RIGHTS – 0.0%
18,500	ABIOMED, Inc. - CVR(a)(b)(c)	$ -

	SHORT-TERM INVESTMENT — 3.8%
	MONEY MARKET FUND - 3.8%
2,098,401	First American Treasury Obligations Fund, Class X, 5.22% (Cost $2,098,401)(d)	2,098,401

	TOTAL INVESTMENTS - 98.6% (Cost $22,480,779)	$ 54,295,129
	OTHER ASSETS IN EXCESS OF LIABILITIES- 1.4%	789,266
	NET ASSETS - 100.0%	$ 55,084,395

CVR	- Contingent Value Rights
PLC	- Public Limited Company

(a)	Non-income producing security.
(b)	Illiquid security.
(c)	Valued using unobservable inputs fair valued by the advisor.
(d)	Rate disclosed is the seven day effective yield as of March 31, 2024.